UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25 2007

ENDOVASC, INC.
(Exact Name of Small Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-28371 (Commission File Number)	76-0512500 (IRS Employer Identification No.)

550 Club Drive, Suite 345
Montgomery, TX	77316
(Address of Principal Executive Offices)	(Zip Code)

(936) 582-5920
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 5 - Corporate Governance and Management

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 24, 2007, Robert Johnson’s resigned his position as Vice President of Business Development of the Company to pursue other opportunities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOVASC, INC.
(Registrant)

Date:	April 25, 2007	By:	/s/ Diane Dottavio, Ph. D.
(Signature)
		Name:	Diane Dottavio, Ph. D.
		Title:	President and Chief Executive Officer